EXHIBIT 4.24



Schedule to Exhibit 4.24 pursuant to Item 601 of Regulation S-K.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and The Equitable Life Assurance
     Society of the United States.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and Grace Brothers, Ltd.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and Elliott Associates, L.P.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and Ingalls & Snyder Value
     Partners L. P.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and John Hancock Mutual Life
     Insurance Company.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and Knights of Columbus.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and Massachusetts Mutual Life
     Insurance Company.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and New England Mutual Life
     Insurance Company.

     Common Stock Issuance Agreement dated as of August 24,
     1994 between the Company and Pan-American Life Insurance
     Company.


                COMMON STOCK ISSUANCE AGREEMENT


          This Common Stock Issuance Agreement (this "Agreement") is dated as of August 24, 1994, by and between Reading and Bates Corporation (the "Company") and each of the purchasers (a "Purchaser") whose name is set forth on the signature pages hereto. Capitalized terms used but not defined herein are used as defined in the Offer Letter of the Company dated August 8, 1994 (the "Offer Letter") and the Assignment Agreement referred to in the Offer Letter.

                            Recitals

          1. The Company and each Purchaser has agreed to enter into and perform the Offer Letter and Assignment Agreement and has delivered to the Company a duly completed acceptance form (the "Acceptance Form") in the form attached to the Offer Letter and holder questionnaire (the "Holder Questionnaire") in the form of EXHIBIT A hereto.

          2. In connection with the transactions contemplated by the Offer Letter and the Assignment Agreement, the Company has agreed to issue certain shares (the "Shares") of its Common Stock, $.05 par value (the "Common Stock") to each Purchaser.

          3. The Purchasers have requested that the Company undertake to register the Shares under the Securities Act of 1933, as amended (the "Act"), for resale from time to time following the date of the closing referred to in the Assignment Agreement (the "Closing Date").

          Accordingly, in consideration of the premises and the mutual agreements contained herein and in the Offer Letter and the Assignment Agreement, the parties hereto hereby agree as follows:

          Section 1. Agreements to Issue and Purchase. Subject to all the terms and conditions set forth herein and in the Offer Letter and the Assignment Agreement, (i) the Company hereby agrees to issue and sell in a private offering to each Purchaser and (ii) each Purchaser agrees, severally and not jointly, to acquire from the Company, the number of Shares indicated with respect to such Purchaser in the Offer Letter and the Company's acceptance letter with respect thereto.

          Section 2. Delivery of the Shares. Issuance and delivery to each Purchaser of the Shares by the Company shall be made at the closing referred to in the Assignment Agreement promptly following the receipt by the Company of listing approval for the Shares on the New York Stock Exchange. The place and time of delivery for the Shares may be varied by agreement between the Purchasers and the Company.


          Section 3.  Legends; Transfer Restrictions.

          (a) To insure compliance with the applicable provisions of the Act and the terms of this Agreement, no Shares shall be sold or transferred except in a transaction permitted by this Section 3 or involving the registration of such Shares under the Act.

          (b) Except as otherwise provided in Section 3(e) hereof, each certificate for any Shares shall be issued with a legend in substantially the following form:

          "The transfer of the securities represented by this certificate is subject to the conditions specified in that certain Common Stock Issuance Agreement dated as of August 24, 1994, with Reading & Bates Corporation (the "Company"), as the same may from time to time be amended. The securities represented by this certificate have not been registered under the United States Securities Act of 1933, as amended (the "Securities Act"), or under any state securities or laws and may not be offered or sold unless such offer or sale is made pursuant to an effective registration statement under the Securities Act or is made in a transaction exempt from the registration requirements of the Securities Act and applicable state securities laws.

          (c) Each holder of Shares shall have the right to transfer Shares (i) to any Person who agrees in writing to take the same subject to the terms and provisions of this Agreement or (ii) pursuant to Rule 144 under the Act; provided, that in the case of clause (i) above, no such transfer shall be effective unless the written agreement providing for such transfer includes representations and warranties (expressed to be for the benefit of the Company as well as all other Purchasers) substantially in the form set forth in Section 6 hereof and signed counterparts of such agreement are delivered to the Company. Each such transferee shall be subject to the same transfer restrictions imposed by this Agreement.

          (d) Notwithstanding anything to the contrary in this Agreement, no holder of Shares shall transfer any Shares pursuant to Section 3(c) hereof, and no such transfer shall be effective, unless such holder has delivered to the Company an opinion of counsel reasonably satisfactory to the Company (which counsel may include attorneys who are employees of such holder) that registration in respect of such transfer is not required under the Act.

          (e)  Notwithstanding the foregoing provisions of this
Section 3, all of the restrictions imposed hereby upon the transferability of the Shares shall terminate as to such Shares when:

          (i) they have been registered under the Act and sold in accordance with such registration; or

          (ii) counsel reasonably satisfactory to the Company has rendered an opinion to the Company that all of the Shares may be freely sold to the public without compliance with the registration provisions of the Act or any volume or manner of sale restrictions under Rule 144; or

          (iii) counsel reasonably satisfactory to the Company has rendered an opinion to the Company that such Shares may be freely sold to the public without compliance with the registration provisions of the Act.

          Whenever the restrictions imposed by this Section 3 terminate as to any Shares, the holder thereof shall be entitled to receive from the Company, without expense, a new certificate not bearing the legends otherwise required pursuant to this Section 3.

          Section 4. Registration by the Company. The Company and the several Purchasers hereby agree as follows:

          (a) The Company undertakes and agrees to take all necessary action required to permit the holders of the Shares to offer and sell the Shares pursuant to an effective shelf registration statement covering the Shares (a "Registration Statement") at all times during the Registration Period (as defined below) and to ensure that one or more Registration Statement(s) and any related prospectus (each, a "Prospectus") remain continuously effective and in full compliance with all applicable provisions of the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations") until the end of the Registration Period. In furtherance of the foregoing, the Company shall file a Registration Statement within 30 days of the Closing Date and shall thereafter use its best efforts to cause such Registration Statement to be declared effective as soon as practicable.

          (b) The "Registration Period" shall begin on the date that a Registration Statement with respect to the Shares is declared effective and shall continue until terminated by the Company by notice to the holders of Shares; provided, that the Company shall not terminate the Registration Period prior to the earlier to occur of (i) the second anniversary of the Closing Date or (ii) the sale of all of the Shares pursuant to a Registration Statement. Notwithstanding the foregoing, the Registration Period shall be extended by a period of time following such second anniversary equal to any period of time that offers and sales of Shares under the Registration Statement are prevented by any stop order, injunction or other action of the Commission or any Notice of Amendment pursuant to
Section 4(e).

          (c) During the Registration Period, the Company will advise holders of Shares promptly and, if requested by such holders, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement or the Prospectus or for additional information; (ii) of the issuance of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the applicable requirements of the Act or the Exchange Act or the Rules and Regulations. If at any time a stop order suspending the effectiveness of the Registration Statement shall be issued, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

          (d) During the Registration Period, the Company will expeditiously deliver to each holder of Shares, without charge, copies of the Registration Statement and the Prospectus and of any amendment or supplement thereto. The Company consents to the use of the Registration Statement and the Prospectus and of any current amendment or supplement thereto by each holder of Shares for non-underwritten resales of Shares during the Registration Period in accordance with the Act, the Exchange Act and the Rules and Regulations.

          (e) If during the Registration Period any event shall occur that in the judgment of the Company is required to be set forth in the Prospectus as then amended or supplemented or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus or to file under the Exchange Act any document which, upon filing, will be incorporated by reference therein in order to comply with the Act, the Exchange Act or the Rules and Regulations, the Company will forthwith notify the holders of Shares in writing of such event or requirement (a "Notice of Amendment") and prepare and file with the Commission an appropriate supplement or amendment thereto and furnish copies thereof, together with a written notice of such amendment or supplement ("Notice of Correction"), to the holders of Shares. Following any Notice of Amendment as aforesaid, no holder of Shares shall effect any offer or sale of Shares prior to receipt from the Company of a Notice of Correction. Each holder of Shares included in the Registration Statement undertakes and agrees expeditiously to provide a complete and accurate Holder Questionnaire or otherwise confirm to the Company any information regarding such holder included or required to be included in the Registration Statement, to update such holder's Holder Questionnaire whenever necessary and to inform the Company in writing of any additions to or other changes in such information, including any changes in the number of Shares or other securities of the Company from time to time owned by such holder.

          (f) In connection with each Registration Statement, the Company shall pay all filing fees of the Commission, printing expenses, stock exchange listing fees, Company counsel and auditor fees (but not fees of counsel or auditors for the holders of Shares), registrar and transfer agent fees and "blue sky" and National Association of Securities Dealers, Inc. fees.

          (g) The Company will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock in connection with the issuance of the Shares contemplated hereby.

          (h) The Company shall (i) apply to the New York Stock Exchange for the listing of the Shares thereon prior to the Closing Date, (ii) use its best efforts to have the Shares approved for listing, subject to notice of issuance, thereon and (iii) maintain the listing of the Shares thereon as long as the Common Stock is so listed.

          (i) Notwithstanding anything to the contrary in this Agreement, the Company shall be permitted to effect the registration, issuance, offer, underwriting and/or sale of securities issued by the Company or its subsidiaries (whether issued and outstanding prior to or subsequent to the date hereof) at any time during the Registration Period (including, without limitation, by including other securities issued by the Company in a Registration Statement or by extending any existing shelf registration pursuant to Rule 415 under the Act) and holders of Shares shall not be entitled to participate in any such registration, offering or transaction (other than a Registration Statement with respect to the Shares) without the Company's prior consent.

          (j)   In connection  with a reasonable  and customary
due diligence investigation relating to the Registration Statement, the Company shall (i) make reasonably available for inspection by holders of Shares and their attorneys, accountants and other agents and representatives all relevant financial and other records, corporate documents and properties and (ii) cause the Company's officers, directors and employees to cooperate in supplying all information reasonably requested by such persons; provided, that that any information that is designated by the Company as confidential shall be kept confidential by such persons, unless disclosure thereof is required by applicable law or regulation or such information becomes publicly available other than as a result of a breach hereof by any such person. In addition, promptly following effectiveness of a Registration Statement, the Company shall deliver to each Purchaser opinions of counsel substantially in form of EXHIBITS B-1 and B-2 and a certificate of its President, Vice President or Treasurer substantially in the form of EXHIBIT C.

          Section  5.   Representations  and Warranties  of the
Company.     The  Company  represents  and   warrants  to  each
Purchaser, on and as of the Closing Date, as follows:

          (a) The Registration Statement in the form in which it becomes effective and any supplement or amendment thereto when filed with the Commission will comply in all material respects with the applicable provisions of the Act and the Rules and Regulations and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any holder of Shares furnished to the Company by or on behalf of any such holder for use therein.

          (b) All the Shares have been duly authorized and, when issued and delivered to the Purchasers against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; all of the Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange, and the capital stock of the Company will conform to the description thereof in the Registration Statement or the Prospectus.

          (c) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as currently conducted.

          (d) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby, (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and compliance with the securities laws of various jurisdictions, which will be effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the Restated Certificate of Incorporation (the "Charter") or Bylaws or other organizational documents of the Company, or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or default under, any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its property may be bound, or violates or will violate any statute, law, regulation or filing or any judgment, injunction, order or decree applicable to the Company or any of its properties, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject.

          (e) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms.

          (d) Neither the Company nor anyone acting on its behalf has directly or indirectly offered the Shares or any part thereof or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, anyone other than the Purchasers and other parties to the Assignment Agreement. Neither the Company nor anyone acting on its behalf has taken or will take any action which would subject the issuance and sale of the Shares to the registration and prospectus delivery provisions of the Act prior to registration of the Shares as contemplated hereby.

          (e) The Company has not, and nor has anyone acting on its behalf, employed or engaged any agent, broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby.

          Section  6.   Representations and  Warranties  of the
Purchasers.   Each  Purchaser  represents and  warrants to  the
Company, on and as of the Closing Date, as follows:

          (a) Such Purchaser has been provided an opportunity to obtain such documents and information concerning the Company, the Shares, the Offer Letter, the Assignment Agreement and the transactions contemplated hereby and thereby as it has deemed appropriate in making its own analysis and financial and legal evaluation of the Company, the Shares, the Offer Letter, the Assignment Agreement and the transactions contemplated hereby and thereby, and such Purchaser represents and warrants that it has, independently and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition, business, creditworthiness and affairs of the Company and of the value and terms of the Shares, this Agreement, the Offer Letter, the Assignment Agreement and rights assigned pursuant thereto.

          (b) Such Purchaser represents and warrants that it is acquiring the Shares for its own account or the account of one or more separate accounts maintained and controlled by it, for which such Purchaser has investment discretion with respect to the acquisition of the Shares and on whose behalf such Purchaser has authority to make this representation, in each case for investment and not with a view to the distribution thereof or with any present intention of distributing all or any portion thereof, all without prejudice to its right at any time, in accordance with this Agreement, lawfully dispose of all or any part of the Shares. Such Purchaser acknowledges and agrees that the Shares have not been registered under the Act or any state securities law, or approved by the Securities and Exchange Commission or any state agency, and may be resold or otherwise transferred only if registered pursuant to the provisions of such Act and applicable state securities law or if an exemption from registration is available.

          (c) The execution and delivery of, and the performance by such Purchaser of its obligations under, this Agreement have been duly and validly authorized by such
Purchaser, and this Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms.

          (d) Such Purchaser represents that it is an "accredited investor" as such term is defined in Regulation D under the Act, is financially able to bear the risks of the investment in the Shares and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks thereof.

          (e) Such Purchaser has not, and nor has anyone acting on such Purchaser's behalf, employed or engaged any agent, broker or finder or incurred any liability for any brokerage fees, commission or finders' fees in connection with the transactions contemplated hereby.

          (f) The information set forth in the Acceptance Form and Holder Questionnaire of such Purchaser is true and complete in all material respects and may be used by the Company in a Registration Statement until updated or revised by written notice to the Company.

          Section 7.  Indemnification.

          (a) In connection with the Registration Statement, the Company agrees to indemnify and hold harmless each holder of securities covered thereby, the directors, officers, employees and agents of each holder and each person who controls any holder within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory laws or regulations, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that (i) the Company will not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such holder specifically for inclusion therein and (ii) such indemnity with respect to any Prospectus shall not inure to the benefit of any holder (or any director, officer, employee or agent of such holder or any person controlling such holder) from whom the person asserting any such loss, claim, damage or liability purchased the Shares if such person did not receive a copy of the current Prospectus as amended and supplemented and distributed to the holders by the Company at or prior to the confirmation of the sale of such Shares, to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Prospectus was corrected in such current Prospectus as so amended and supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each holder of Shares covered by the Registration Statement severally agrees to indemnify and hold harmless (i) the Company, (ii) each of its directors, (iii) each of its officers who signs the Registration Statement and
(iv) each person who controls the Company within the meaning of either the Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each holder, but only with reference to written information relating to such holder furnished to the Company on or behalf of such holder specifically for inclusion in the Registration Statement or the Prospectus. This indemnity agreement will be in addition to any liability which any holder may otherwise have.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel, if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it or any other indemnified party which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) above is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each indemnifying party, in lieu of indemnifying such indemnified party, shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (collectively "Losses") to which such indemnified party shall be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the the Registration Statement; provided, that in no case shall any holder of Shares be responsible, in the aggregate, for any amount in excess of the value of Shares sold by such person in the transaction giving rise to such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person not guilty thereof.

          Section 8.  Miscellaneous.

          (a) This Agreement shall be binding on, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns pursuant to Section 3(c)(i) and (d) hereof.

          (b) This Agreement may be signed in counterparts, each of which shall be an original and which taken together shall constitute one agreement. This Agreement and any modification or waiver hereof may be executed by facsimile signature.

          (c) This Agreement may be modified, waived, discharged or terminated only by an instrument in writing signed by the Company and holders of a majority of the Shares (without counting for such purposes Shares held by the Company or its affiliates).

          (d) All notices and other communications hereunder shall be in writing and shall be served either (i) personally,
(ii) by certified mail, (iii)  by overnight courier service, or
(iv) by telecopier, in each case addressed to the party to whom notice is being given at its address as set forth below or at such other address as may hereafter be designated in writing by either party hereto. All such notices or other communications shall be deemed to have been given on (i) the date received if delivered personally, (ii) five business days after the date of posting if transmitted by certified mail, (iii) the first business day after receipt by the overnight courier service, or
(iv) the date of transmission with confirmation answerback if transmitted by telecopier. Said parties may designate in writing from time to time other and additional places to which notices may be sent.

          All notices to the Company shall be given to it at:

               READING & BATES CORPORATION
               901 Theadneedle
               Houston, Texas 77079
               Attn:  Wayne K. Hillin, Esq.
               Telephone Number:  (713) 496-5000
               Telecopy Number:   (713) 496-0285

          Copy to:

               Milbank, Tweed, Hadley & McCloy
               1 Chase Manhattan Plaza
               New York, New York  10005
               Attn:  Douglas R. Davis, Esq.
                      Richard S. Mitchell, Esq.
               Telephone Number:  (212) 530-5000
               Telecopy Number:   (212) 530-5219

          All notices to holders of Shares shall be given at the address set forth for each Purchaser on the Acceptance Form or otherwise indicated in writing to the Company by any such holder.

          (e) Damages in the event of breach of this Agreement would be difficult, if not impossible, to ascertain, and it is therefore agreed that each party hereto, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof.
The existence of this right will not preclude the parties hereto from pursuing any other rights and remedies at law or in equity which they may have.

          (f) If any provision of this Agreement is held to be illegal, invalid or unenforceable, and if the rights or obligations of any party hereto will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

          (g) The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors and permitted assigns pursuant to Section 3(c)(i) and (d) hereof, and is not the intention of the parties to confer third-party beneficiary rights upon any other person.

          (h) Except as otherwise expressly provided in this Agreement, each party will pay its own costs and expenses.

                    [Signature Page Follows]



          IN  WITNESS  WHEREOF,   the  undersigned  have   duly
executed this Agreement as of the date above first written.

                              Company

                              READING & BATES CORPORATION


                              By:____________________________
                                 Name:
                                 Title:


                              Purchaser

                              Name:


                               By:____________________________
                                 Name:
                                 Title:



                                                      EXHIBIT A

                      HOLDER QUESTIONNAIRE

          Holder Questionnaire pursuant to the Common Stock Issuance Agreement dated as of August 24, 1994 among READING & BATES CORPORATION and the Purchasers referred to therein (the "Agreement"). Each capitalized term used herein without definition shall have the meaning ascribed thereto in the Agreement.

Please complete, execute, date and return to:

          Reading & Bates Corporation
          901 Threadneedle
          Suite 200
          Houston, TX  77079
          Attention:  Wayne K. Hillin, Esq.

          The information requested below is required for purposes of any Registration Statement in which any Holder participates, and for purposes of certain Exchange Act filings.THE UNDERSIGNED HOLDER AGREES TO UPDATE AND AMEND THIS QUESTIONNAIRE IF THERE IS ANY MATERIAL CHANGE IN THE INFORMATION CONTAINED HEREIN AND TO PROVIDE ANY ADDITIONAL INFORMATION REQUESTED BY THE COMPANY PURSUANT TO SECTION 4(e) OF THE AGREEMENT.

Information for notices:

          Legal Name of
            Holder        :    ____________________
          Street Address  :    ____________________
          Post Office Box :    ____________________
          City/State/Zip  :    ____________________
          Fed. Tax ID. No.
               (if any)   :    _________________________
Telex Number: _____________ Answerback __________________
Telecopier Number: ________ Type of Telecopier: _________
Contacts:  (Please include Back-ups)

1.   Name:_______________________________________________
     Title:______________________________________________
     Function:___________________________________________
     Business Telephone:_________________________________
     Home Telephone:_____________________________________

2.   Name:_______________________________________________
     Title:______________________________________________
     Function:___________________________________________
     Business Telephone:_________________________________
     Home Telephone:_____________________________________

Information  required  for   any  Registration  Statement   and
Prospectus pursuant to Item 507 of Regulation S-K under the Securities Act:

          1.   Describe the nature  of any position,  office or
other   material   relationship   (excluding   normal   banking
relationships) which such Holder has had within the past three years with the Company or any of its affiliates.

          2. Enter below in the space indicated the number of shares of Common Stock or other securities of Reading & Bates Corporation convertible into or exchangeable or exercisable for Common Stock owned as of the date of this certificate (i) by the Holder signing this certificate for its own account and
(ii) in the aggregate by affiliates (as defined in Exchange Act Rule 12b-2) of such Holder for their own accounts (excluding, in each case, any Common Stock or other securities of Reading & Bates Corporation convertible into or exchangeable or exercisable for Common Stock held by the Holder or its affiliates in investment accounts, in trust accounts, in custody accounts or in other similar fiduciary capacities).

 Holder        Affiliates

________       __________     Shares of Common Stock

________       __________     Other convertible or exchangeable
                              securities   (Specify  title   of
                              class or series   and  number  of
                              shares of Common Stock underlying
                              such securities)

          The undersigned Holder hereby represents that the information contained herein is true and complete in all material respects as of the date hereof, and agrees to supplement this Holder Questionnaire upon the request of the Company and to update and amend this Holder Questionnaire if there is any material change in the information contained herein. The undersigned Holder hereby authorizes the Company to use the information contained herein in any registration statement or prospectus filed by the Company pursuant to the Agreement and to rely upon the information contained herein, until this Holder Questionnaire is amended or withdrawn, in executing any certificate, agreement or document contemplated by the Agreement.


                    [signature page follows]



          IN WITNESS WHEREOF the undersigned has duly executed this document as of the date set forth below.



                                   ___________________________
                                   Name of Holder


                                   By__________________________
                                     Signature of Authorized Signatory

                                   ____________________________
                                   Printed Name of Authorized Signatory

                                   ____________________________
                                   Title

                                   ____________________________
                                   Date


COMPANY USE ONLY
 Date Received _______________



                                                    EXHIBIT B-1


                              [___________, 1994]



To Each Addressee
Listed on Schedule I Hereto

Ladies and Gentlemen:

          We have acted as special New York counsel to Reading & Bates Corporation, a Delaware corporation (the "Company"), in connection with the Registration Statement on Form S-3 (Registration No. 33-_____) (the "Shelf Registration Statement") filed by the Company pursuant to the Securities Act of 1933, as amended (the "Act") and Rule 415 thereunder relating to the registration under the Act of an aggregate of [___________] outstanding shares (the "Shares") of the Company's common stock, $.05 par value per share (the "Common Stock"), pursuant to the Common Stock Issuance Agreement dated as of [August __], 1994, as amended to the date hereof (the "Agreement"). This opinion is being furnished pursuant to
Section 4(j) of the Agreement. Capitalized terms used herein and not expressly defined herein shall have the definitions specified in the Agreement. The term "Shelf Registration Statement" as used herein means the Shelf Registration Statement (including all financial schedules and exhibits), as amended at the time it became effective under the Act. The term "Prospectus" as used herein means the prospectus in the form included in the Shelf Registration Statement. Any reference herein to the Shelf Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Shelf Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Shelf Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference into the Shelf Registration Statement, the Prospectus, or any amendment or supplement thereto.

          In rendering the opinions expressed below, we have examined originals or copies certified or otherwise identified to our satisfaction of all such records of the Company, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and such other documents as we have deemed necessary as a basis for the opinions expressed below. In our examination we have assumed and have not verified the genuineness of signatures on all documents which we have examined, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. As to various questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations and warranties of the Company made in or pursuant to the Agreement and upon certificates of government officials and of the Company and its officers.

          Based on the foregoing, and having regard to legal considerations we deem relevant, we are of the opinion that:

          1. The Company is a corporation validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Shelf Registration Statement and the Prospectus (and any amendment or supplement thereto filed as of the date hereof).

          2.   The  form of  certificate evidencing  the Shares
conforms   to   the  requirements   of  the   Delaware  General
Corporation Law.

          3. The Shelf Registration Statement has become effective under the Act and, to our best knowledge after reasonable inquiry, no stop order suspending the effectiveness of the Shelf Registration Statement has been issued and no proceedings for that purpose are pending before or contemplated by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with such Rule.

          4. No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official is required on the part of the Company under the Act or the Exchange Act (except as have been obtained or made under the Act and the Exchange Act and such as may be required under state securities or Blue Sky laws governing the sale, purchase and distribution of the Shares) for the valid offer and sale of the Shares by the Holders pursuant to the Shelf Registration Statement.

          5. The Shelf Registration Statement and the Prospectus and any supplements or amendments thereto filed as of the date hereof (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act; and as of their respective dates each of the Incorporated Documents (except for the financial statements and the notes thereto and other financial and statistical data included therein, as to which we express no opinion) complies as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

          We have participated in conferences with officers and other representatives of the Company at which the contents of the Shelf Registration Statement and the Prospectus were discussed and, although we are not expressing an opinion upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Shelf Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to our attention that has caused us to believe that the Shelf Registration Statement, including the Incorporated Documents, at the time the Shelf Registration Statement became effective (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which we give no assurances), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included therein, as to which we give no assurances), or any amendment or supplement to the Prospectus filed as of the date hereof, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

          The foregoing opinions are limited to the federal laws of the United States of America, the corporate laws of the State of Delaware and the laws of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

          We  are delivering  this opinion  to you  pursuant to
Section 4(j) of the Agreement, and no person other than you is entitled to rely on this opinion.


                                   Very truly yours,

                                                     SCHEDULE I


[INSERT NAMES OF PURCHASERS]






                                                  EXHIBIT B-2




                                   [____________], 1994



To Each Addressee
Listed on Schedule I Hereto

Ladies and Gentlemen:

          I have acted as Senior Vice President, Secretary and General Counsel to Reading & Bates Corporation, a Delaware corporation (the "Company"), in connection with the Registration Statement on Form S-3 (Regis. No. 33-_____) (the "Shelf Registration Statement") filed by the Company pursuant to the Securities Act of 1933, as amended (the "Act"), and Rule 415 thereunder relating to the registration under the Act of an aggregate of [________] outstanding shares (the "Shares") of the Company's common stock, $.05 par value per share (the "Common Stock"), pursuant to the Common Stock Issuance Agreement dated as of [August __], 1994, as amended to the date hereof (the "Agreement"). This opinion is being furnished pursuant to Section 4(j) of the Agreement. Capitalized terms used herein and not expressly defined herein shall have the definitions specified in the Agreement. The term "Shelf Registration Statement" as used herein means the Shelf Registration Statement (including all financial schedules and exhibits), as amended at the time it became effective under the Act. The term "Prospectus" as used herein means the prospectus in the form included in the Shelf Registration Statement. Any reference herein to the Shelf Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Shelf Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Shelf Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference into the Shelf Registration Statement, the Prospectus, or any amendment or supplement thereto.

          In rendering the opinions expressed below, I have examined originals or copies certified or otherwise identified to my satisfaction of all such records of the Company, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and such other documents as I have deemed necessary as a basis for the opinions expressed below. In my examination I have assumed and have not verified the genuineness of the signatures on all documents which I have examined, the authenticity of all documents submitted to me as originals and the conformity with authentic original documents of all documents submitted to me as copies. As to various questions of fact material to such opinions I have, when relevant facts were not independently established, relied upon certificates of government officials and of officers of the Company and its subsidiaries.

          Based on the foregoing, and having regard to legal considerations I deem relevant, I am of the opinion that:

          1. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies, to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Shelf Registration Statement and the Prospectus (and any amendment or supplement thereto filed as of the date hereof), except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, does not and would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          2. The Company is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature or location of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or qualify does not have a Material Adverse Effect.

          3.   Each  of  the Company's  subsidiaries  listed on
Schedule II hereto (the "Subsidiaries") is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority, and all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies, to own, lease, and operate its properties and to conduct its business as described in the Shelf Registration Statement and the Prospectus, and any amendment or supplement thereto filed as of the date hereof, except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, does not and would not have a Material Adverse Effect; and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and, except as set forth in the Prospectus, are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any perfected security interest, or, to my best knowledge, any lien, adverse claim, restriction, security interest or other encumbrance, other than the lien, adverse claim, restriction, security interest or other encumbrance granted pursuant to the existing credit agreement between the Company and Internationale Nederlanden Bank N.V., except where any failure so to own such capital stock does not and would not have a Material Adverse Effect.

          4. The Company's authorized equity capitalization is as set forth in the Shelf Registration Statement and the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Shelf Registration Statement and the Prospectus; all of the issued and outstanding shares of capital stock of the Company, including the Shares, have been duly and validly authorized and issued and are fully paid and nonassessable; and the Shares have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

          5. Neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or bylaws, or other organizational documents, and to my knowledge neither the Company nor any of its subsidiaries is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness, except as may be disclosed in the Prospectus or except for any such violation or default that does not and would not have a Material Adverse Effect.

          6. Neither the offer, sale or delivery of the Shares, nor the compliance by the Company with the provisions of the Agreement relating to the Shelf Registration Statement conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries or any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties is bound that is an exhibit to the Shelf Registration Statement or to any of the Incorporated Documents, or is known to me after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree known to me after reasonable inquiry, applicable to the Company, the Subsidiaries or any of their respective properties.

          7. To my knowledge, (A) other than as described or contemplated in the Prospectus (or any supplement thereto filed as of the date hereof), there are no legal or governmental proceedings pending or threatened against the Company or any of its subsidiaries, or to which the Company or any of its subsidiaries, or any of their property, is subject, which are required to be described in the Shelf Registration Statement or Prospectus (or any amendment or supplement thereto filed as of the date hereof) but are not described as required and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Shelf Registration Statement or the Prospectus (or any amendment or supplement thereto filed as of the date hereof) or to be filed as an exhibit to the Shelf Registration Statement or any Incorporated Document, that are not described or filed as required, as the case may be, by the Act or the Exchange Act.

          8. To my knowledge, neither the Company nor any of its subsidiaries is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of its subsidiaries or of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          I have participated in conferences with officers and other representatives of the Company, at which the contents of the Shelf Registration Statement and the Prospectus were discussed and, although I am not expressing an opinion upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Shelf Registration Statement or the Prospectus, on the basis of the foregoing, nothing has come to my attention that has caused me to believe that the Shelf Registration Statement (including the Incorporated Documents at the time the Shelf Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as of its date and as of the date hereof, or any amendment or supplement to the Prospectus filed as of the date hereof, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading.

          To the extent that my opinions expressed above relate to the due qualification and good standing as a foreign corporation of any of the Company or its subsidiaries in any jurisdiction other than the States of Texas, Oklahoma, and Delaware, I have relied solely on certificates of the relevant public officials in those jurisdictions. With respect to my opinion set forth above about the due incorporation, valid existence in good standing, corporate power and authority and status of issued stock with respect to Reading & Bates Coal Co., I have relied exclusively on certificates of public authorities in the State of Nevada, corporate documents relating to the formation and maintenance of that Subsidiary prepared by counsel in that jurisdiction, and practices and procedures that I have customarily followed (and believe to be proper) in acting as General Counsel to that Subsidiary.

          I am qualified to practice law in the State of Texas and the State of Oklahoma, and I do not express any opinion herein concerning any laws other than (i) the laws of the State of Texas, the laws of the State of Oklahoma, the corporate laws of the State of Delaware and the federal laws of the United States of America, and (ii) to the limited extent described above, (A) the laws of the State of Nevada and (B) the laws of the jurisdictions other than the States of Texas, Oklahoma and Delaware covered by my opinions expressed above relating to due qualification and good standing.

          I  am  delivering this  opinion  to  you pursuant  to
Section 4(j) of the Agreement, and no person other than you is entitled to rely on this opinion.

                                   Very truly yours,

                                                    SCHEDULE I



[INSERT NAMES OF PURCHASERS]



                                                    SCHEDULE II



                                                   Juridsdiction of
     Subsidiary Name                                Incorporation

1.   Reading & Bates Drilling Co.                      Oklahoma

2.   Reading & Bates Exploration Co.                   Oklahoma

3.   Reading and Bates Borneo Drilling Co., Ltd.       Oklahoma

4.   Reading and Bates, Inc.                           Oklahoma

5.   Reading & Bates Petroleum Co.                     Texas

6.   Reading & Bates Coal Co.                          Nevada

7.   HRB Rig Corporation                               Oklahoma

8.   Reading & Bates Management Services Inc.          Delaware



                                                  EXHIBIT C

                  READING & BATES CORPORATION


                     Officers' Certificate


          Reference is made to Section 4(J) of the Common Stock Issuance Agreement dated as of [August __], 1994, as amended (the "Agreement"), among Reading & Bates Corporation, a Delaware corporation (the "Company") and the Purchasers referred to therein. Capitalized terms used herein and not defined herein have the meanings ascribed to such terms in the Agreement. Pursuant to such Section 4(j), the undersigned hereby certifies that he is the Vice President and Chief Financial Officer of the Company, that he has carefully examined and reviewed the Registration Statement and the related prospectus referred to below, the matters herein set forth and the Agreement with appropriate officers and employees of the Company, and further certifies to the best of his knowledge on behalf of the Company that:

1. The Company has filed with the Commission a Registration Statement (Regis. No. 33-_____)(the "Shelf Registration Statement"), including a related preliminary prospectus, for the registration under the Securities Act of [________] Shares. The Shelf Registration Statement was declared effective by the Commission on [_________], 1994. The Company has also filed with the Commission after effectiveness of the Shelf
Registration Statement a final prospectus in accordance with Rule 424(b) under the Securities Act. The term "Shelf
Registration Statement" as used herein means the Shelf Registration Statement (including all financial schedules and exhibits), as amended at the time it became effective under the Securities Act. The term "Prospectus" as used herein means the prospectus in the form included in the Shelf Registration
Statement. Any reference herein to the Shelf Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Shelf Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Shelf Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3.

2. At the time of filing, the preliminary prospectus filed with the Commission as part of the Shelf Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranties as to the information contained in or omitted from such preliminary prospectus in reliance upon and in conformity with the information furnished in writing to the Company by or on behalf of any holder of Shares specifically for use in connection with the preparation of such preliminary prospectus, other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

3. On the Effective Date, the Shelf Registration Statement and the Prospectus did not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Since the initial filing of the Shelf Registration Statement, no event has occurred which should have been set forth in an amendment or supplement to the Prospectus but which has not been so set forth. Since the respective dates as of which information is given in the Shelf Registration Statement and the Prospectus, as amended or supplemented, there has not been any material adverse change in the condition, financial or other, or earnings of the Company, whether or not arising from transactions in the ordinary course of business. The Company has no material contingent obligations which are required to be disclosed in the Shelf Registration Statement or the Prospectus and are not disclosed therein. No stop order suspending the effectiveness of the Shelf Registration Statement is in effect and no proceedings for the issuance of such an order have been taken or to the knowledge of the Company are contemplated by the Commission. There are no material legal proceedings to which the Company is a party or of which property of the Company is the subject which are required to be disclosed in the Shelf Registration Statement or the Prospectus and are not disclosed therein. There are no material contracts to which the Company is a party which are required to be disclosed in the Shelf Registration Statement or the Prospectus and are not disclosed therein. Notwithstanding any of the representations and warranties set forth herein, the Company makes no representations or warranties as to the information contained in or omitted from the Shelf Registration Statement or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by or on behalf of any holder of Shares specifically for use in connection with preparation of the Shelf Registration Statement or the Prospectus (or any amendment or supplement thereto), other than that the Company has no knowledge of any such untrue statement or omission in respect of such information.

4. The public accountants who certified the Company's financial statements incorporated by reference in the Shelf Registration Statement are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder. The historical financial statements, together with the related schedules and notes, forming part of the Shelf Registration Statement and the Prospectus comply in all material respects with the requirements of, and have been prepared, and fairly present the financial condition, results of operations and changes in financial condition, respectively, of the Company and its consolidated subsidiaries at the respective dates and for the respective periods indicated, in accordance with generally accepted accounting principles consistently applied throughout such periods (except as specified therein). The historical financial data set forth in the Prospectus are derived from the accounting records of the Company and its subsidiaries, and are a fair presentation of the data purported to be shown. The pro forma financial statements (if any), together with the related notes, forming part of the Shelf Registration Statement and the Prospectus comply in all material respects with the
requirements  of   the  Securities   Act  and  the   rules  and
regulations thereunder.

5. Except as set forth in the Prospectus, each of the Company and its subsidiaries (the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, in each case where the failure to be so qualified might materially affect the condition (financial or other), earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

6. Except as set forth in the Prospectus, all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through Subsidiaries free and clear of all liens, in each case where the failure so to own the capital stock of a Subsidiary might materially affect the condition (financial or other), earnings, prospects, business or properties of the Company and the Subsidiaries taken as a whole.

7. Except as set forth in the Prospectus, neither the Company nor any of the Subsidiaries is in violation of any term or provision of any charter, by-law, franchise, license, permit, judgment, decree or order or any applicable statute, rule or regulation, which violation is material to the condition (financial or other), earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

8. Except as set forth in the Prospectus, no default exists and no event has occurred which with notice, lapse of time or both, would constitute a default, in the due performance and observance of any term, covenant or condition of any agreement to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, which default is or would be material to the condition (financial or other), earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

9. Except as set forth in the Prospectus, the Company and the Subsidiaries have all requisite corporate power and authority and have received and are operating in compliance in all material respects with all governmental or regulatory or other franchises, grants, authorizations, approvals, licenses, permits, easements, consents, certificates and orders necessary to own their respective properties and conduct their respective businesses as currently owned and conducted and as proposed to be conducted, except where the failure would not materially affect the condition (financial or other), earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole.

10. Except as set forth in the Prospectus, since the date of the most recent financial statements incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, prospects, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

11. Except as set forth in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit, or judicial, arbitral, rule-making or other administrative or other proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries which might materially affect the condition (financial or other), earnings, prospects, business or properties of the Company and its Subsidiaries, taken as a whole, or which otherwise is of a character required to be disclosed in the Prospectus. There is no franchise, contract or other document of a character required to be described in the Shelf Registration Statement or the Prospectus, or to be filed as an exhibit, which is not adequately described or filed as required. Such franchises, contracts and other documents that are described in the Prospectus conform in all material respects to the descriptions thereof contained in the Prospectus.

12. Except as set forth in the Prospectus, there is no pending or, to the best knowledge of the Company, threatened action, suit or judicial, arbitral, rule-making or other administrative or other proceeding against the Company which questions the validity of the Agreement or any action taken or to be taken pursuant to or in connection with the Agreement.

13. The Company's authorized equity capitalization is as set forth in the Prospectus. The capital stock of the Company conforms to the description thereof contained in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

14. Neither the offer and sale of the Common Shares to be sold pursuant to the Shelf Registration Statement, nor the performance by the Company of its obligations under the Agreement, will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of the Company or any of the Subsidiaries or the terms of any indenture or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or any statute applicable to the Company or any of the Subsidiaries or any order, decree, rule or regulation applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator.

15. Except as set forth in the Prospectus, no holders of any securities of the Company have any rights to the registration of such securities under any registration statement except the Holders.

16. The Company has complied in all material respects with all its agreements contained in the Agreement with respect to the Shelf Registration Statement.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate as of the [__] day of [_________], 1994.




                                   ______________________________
                                   Tim W. Nagle
                                   Vice President and
                                   Chief Financial Officer